Filed Pursuant to Rule 497(e)
                                                        Registration No. 33-1719

                             THE GABELLI ASSET FUND
                                  (THE "FUND")

  SUPPLEMENT DATED JUNE 2, 2005 TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL
                       INFORMATION EACH DATED MAY 1, 2005

     Effective June 15, 2005, the Fund will revise its 2.00% redemption fee so that it is imposed on shares purchased and redeemed or exchanged on or before the seventh day after the date of purchase, rather than within 60 days. In addition, the Trustees have determined that retirement plans that need an extension to implement the redemption fee must request such extension by June 30, 2005.